COMPANY PRESENTATION September 2016 Exhibit 99.1

This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipate," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements include non-historical statements about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risks set forth in cogint’s most recent Annual Report on 10-K, as may be supplemented or amended by cogint's Quarterly Reports on Form 10-Q, as well as the other factors described in the filings that cogint makes with the SEC from time to time.   You are cautioned not to place undue reliance on these forward-looking statements, which are based on cogint’s expectations as of the date of this presentation and speak only as of the date of this presentation. cogint undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the Securities Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company’s management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. Forward-Looking Statements COMPANY PRESENTATION |

Transforming Data Into Intelligence COMPANY PRESENTATION | Derek Dubner Chief Executive Officer Dan MacLachlan Chief Financial Officer Ryan Schulke Fluent, Co-Founder & Chief Executive Officer

Our Vision COMPANY PRESENTATION | TRANSFORMING DATA INTO INTELLIGENCE DISPARATE DATA SOURCES RICH INTELLIGENCE PROPRIETARY TECHNOLOGY PLATFORM INDUSTRY AGNOSTIC

cogint Overview COMPANY PRESENTATION | A data and analytics company providing cloud-based, mission-critical information and performance marketing solutions 200+ Employees 400+ Owned Media Properties 95%+ U.S. Population Profile Coverage 1,400+Clients $140 MM+ 2015 Revenue(1) 1) Pro forma figure including Fluent.

Company Highlights Massive, High-Growth Market – Catalyzed by Sector Tailwinds in Data Analytics Across Industries Transformative, Innovative and Highly-Scalable Technology Platforms Massive Proprietary Database with Holistic Views of Consumers Omni-Channel Delivery of Customer Data with Highly-Deterministic Results Large Installed Base of Blue Chip Customers Attractive Financial Profile with Multiple Levers of Growth Strong Management Team With Proven Growth Track Record

cogint sits at the convergence of two massive and growing markets Large and Expanding Markets COMPANY PRESENTATION | Global media AD spending(1) Global Business Analytics(2) CAGR: 5.6% CAGR: 11.9% 2016E >$644B TAM Growth drivers Online Retail Return on Spend Omni-Channel Consumers Rapid Adoption of Mobile Devices Growth drivers Cloud Migration Proliferation of Data “Next Gen” Technologies Need for Actionable Intelligence Dollars in $B Significant Opportunity Across End-Markets 1) eMarketer Worldwide Ad Spending. April 2016. 2) IDC “US and Rest of World Business Analytics Software 2014-2019” and “US and Rest of World Business Analytics Services 2014-2019”. September 2015.

The cogint Platform COMPANY PRESENTATION | COMBINING THE BEST OF BOTH WORLDS Providing mission-critical information solutions to a variety of markets Acquiring most valuable new customers with precision at scale CORE™ Agile Acquisition Engine™

Delivering the Right Solution to the Right User in Real-Time COMPANY PRESENTATION | Public record behavioral demographic ethnographic meta Ingest data inputs ASSIMILATE DATA FOR MODELING Data fusion layer Grc controls Filed for bankruptcy in 2012 and defaulted on loans Shops 5-6 times a month and wears size 8 shoe Suffers from multiple sclerosis and diabetes Risk management retail healthcare delivery OUTPUT

The cogint “Network Effect” COMPANY PRESENTATION | Data collection Self–reported Public record Comprehensive consumer profiles (>95% US population) Risk Management Retail Investigative Services Agile Acquisition engine Analytic attribution ONLINE SALES SIGN-UP FOR EMAIL SUBSCRIPTION INSTALL APP OR PRINT COUPON PROPRIETARY

cogint Product Overview COMPANY PRESENTATION | CORE Our advanced analytical platform, CORE, powers our investigative solution, idiCORETM, providing instant, comprehensive views of individuals, businesses, assets, and their interrelationships Data Acquisition Solutions Empowers clients to rapidly grow their customer databases Information Services Audience Solutions Empowers clients to target their ads with precision and drive qualified prospects at scale Mobile Acquisition Engine Matches people with mobile apps based on their self–declared interests Performance Marketing

Differentiated Mobile-First Approach in Marketing COMPANY PRESENTATION | 700,000+ survey respondents per day 5 million+ compiled responses every day 120 million+ Self-reported U.S. profiles 150 million+ unique email addresses 80% of consumer interactions are from mobile

Large, Global Fortune 500 Client Base COMPANY PRESENTATION |

COMPANY PRESENTATION | 8x improvement in open rates and engagement compared to previous efforts Ongoing growth of 15x in key metrics in the first 4 months Company now expanding U.S. advertising programs Generating hundreds of thousands of leads per month Increased investment into our platform by 20x Largest partner for their customer acquisition program INFORMATION SERVICES PERFORMANCE MARKETING cogint Delivers Superior Value to its Clients

Recurring Customers Drive Predictability COMPANY PRESENTATION | 1 2 3 4 1 2 3 4 1 2 14 14 14 14 15 15 15 15 16 16 Top 20 Customers Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 1 Open Mail, LLC Customer 1 2 Media.net Advertising FZ-LLC Customer 2 3 Flatiron Media Customer 3 4 Lifescript Customer 4 5 Revimedia, Inc. Customer 5 6 Alliance Health Networks Customer 6 7 Tree.com Customer 7 8 Acceleration Partners Customer 8 9 Quotewizard.com Customer 9 10 Machine Zone Customer 10 11 Forte Media Solutions Customer 11 12 Verde Energy USA Inc. Customer 12 13 Rook Media Customer 13 14 BioTrust Customer 14 15 All Inbox Customer 15 16 Overstock.com Customer 16 17 ClickSpark LLC Customer 17 18 Hearst Communications Customer 18 19 Acurian Inc. Customer 19 20 Arc Worldwide Customer 20 Quarter of Initial Purchase Repeat Purchase

Our Leadership Position COMPANY PRESENTATION | Our Differentiation Competitive landscape Pioneer in the data fusion industry Massive data repository of transactional, public, proprietary and self-reported information Proprietary machine-learning algorithms and engines Omni-channel campaign execution and “mobile-first” approach Ability to deliver holistic and comprehensive insights Platform Data Collection Analytics Actionability Info Services Marketing Tech Select competitors

Technology Platform – Speed, Power and Scalability Six datacenters spread geographically, dynamically scaling as needed Cloud-based, PCI compliant with greater than four 9s of service uptime Proprietary algorithms, machine learning, billions of data records Sub 250 millisecond query response time on comprehensive profiles Over 5 million consumer responses compiled everyday COMPANY PRESENTATION |

Our Go-to-Market Model COMPANY PRESENTATION | Marketing Distributers, Resellers, and Strategic Partners Strategic Sales Inside Sales

Our Growth Strategy COMPANY PRESENTATION | Add new customers and verticals International expansion Cross-sell and Up-sell Selective acquisitions Grow direct and indirect channels Industry-specific initiatives

Proven, Successful Leadership



Michael Brausner
Executive Chairman
Seisint, Inc. InterCLICK
Naviant, Inc. ChromaDex Corp.



Derek Dubner
Chief Executive Officer
Seisint, Inc. EQUIFAX
Naviant, Inc. TransUnion | TLOxp



Dan MacLachlan
Chief Financial Officer
TransUnion | TLOxp



Ryan Schulke
Chief Executive Officer
& Co-Founder of Fluent
Fluent



Matt Conlin
President
& Co-Founder of Fluent
Fluent



Ole Poulsen
Chief Science Officer
LexisNexis | Accurint Seisint, Inc.
TransUnion | TLOxp



Harry Jordan
Chief Operating Officer
LexisNexis

cogint™

COMPANY PRESENTATION | 20

Financial Highlights COMPANY PRESENTATION | Strong Existing Revenue Streams Highly-Scalable Business Model Long-Term Customer Loyalty Low Capital Intensity Attractive Margin Profile 93% Revenue from Existing Customers $1m Annualized Revenue Per Employee 90% Annualized Revenue Retention 8.1% CapEx as a % of Revenue 6.8% Positive Adj. EBITDA(1) Highlights 1H 2016 Financials 1) See reconciliation of adjusted EBITDA in the attached appendix.

Strong Balance Sheet COMPANY PRESENTATION | Highlights Capital-efficient business model Well-capitalized balance sheet Adequate cash reserves Effective working capital management

Compelling Long-Term Model COMPANY PRESENTATION | MANAGEMENT EXPECTATIONS Source: Company public filings. Fiscal year ended December 31. The results of operations of Q Interactive during the period from June 8, 2016 to June 30, 2016, with revenue of $3.1 million, before any intercompany eliminations between Q Interactive and Fluent, were included into the Company’s financial statements for the three and six months ended June 30, 2016. Pro forma figure including Fluent. See reconciliation of adjusted EBITDA in the attached appendix. LONG-TERM DRIVERS Expansion into new markets and use cases Synergistic revenue contribution Operating leverage (3) $'s in Millions FY 2015A (1) Q1 2016A Q2 2016A (2) 1H 2016A (2) Long-Term Target Performance Marketing $28.4 $27.6 $56.0 Information Services $11.1 $13.4 $24.5 Total Revenue $148.9 $39.4 $41.0 $80.5 20-30% Q1 2016A Q2 2016A (2) 1H 2016A (2) Total Gross Profit $10.9 $11.5 $22.4 Total Gross Margin 27.7% 28.0% 27.9% 45-55% Total Adjusted EBITDA (4) $2.4 $3.1 $5.5 Total Adjusted EBITDA Margin (4) 6.1% 7.6% 6.8% 20-25%

COMPANY PRESENTATION | 24 Appendix

Adjusted EBITDA Reconciliation COMPANY PRESENTATION | 25 Source: Company public filings. The results of operations of Q Interactive during the period from June 8, 2016 to June 30, 2016, with revenue of $3.1 million, before any intercompany eliminations between Q Interactive and Fluent, were included into the Company’s financial statements for the three and six months ended June 30, 2016. $'s in Millions Q1 2016A Q2 2016A (1) 1H 2016A (1) Net Loss Attributable to IDI ($6.8) ($7.2) ($14.0) Net Loss from Discontinued Operations Attributable to IDI $0.0 $0.0 $0.0 Interest Expense, net $1.8 $1.9 $3.7 Income Tax Benefits ($3.5) ($3.5) ($7.0) Depreciation and Amortization $2.6 $3.0 $5.6 Share-Based Payments $7.4 $7.2 $14.6 Non-Cash loss on Exchange of Warrants $0.3 $1.0 $1.3 Acquisition-Related Costs $0.1 $0.5 $0.6 Non-Recurring Litigation Costs $0.5 $0.2 $0.7 Adjusted EBITDA $2.4 $3.1 $5.5